UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 14, 2004

Checkers Drive-In Restaurants, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19649	58-1654960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 West Cypress Street Suite 600 Tampa, FL	33607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(813) 283-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 14, 2004, the Registrant issued a news release entitled “CHECKERS DRIVE-IN RESTAURANTS, INC. REPORTS THIRD QUARTER 2004 EARNINGS,” and a copy is being furnished herewith as Exhibit 99.1. The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

99.1 Press Release dated October 14, 2004 from Checkers Drive-In Restaurants, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Checkers Drive-In Restaurants, Inc.
(Registrant)

Date: October 14, 2004	By:	/s/ S. Patric Plumley
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated October 14, 2004